                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 19, 2006
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                            GlobalOptions Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-117495             73-1703260
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

  75 Rockefeller Plaza, 27th Floor
         New York, New York                                             10019
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(Address of principal executive offices)                              (zip code)

       Registrant's telephone number, including area code: (212) 445-6262
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 19, 2006, the Company and Harvey W. Schiller  ("Schiller"),
Chairman and Chief Executive  Officer of the Company,  entered into an amendment to Dr. Schiller's  Employment Agreement (the "Schiller Amendment") which extends the term of Dr.  Schiller's  employment  through January 31, 2010. A copy of the
Schiller  Amendment  is attached  hereto as Exhibit  10.1.  Also on December 19,
2006, the Company and Jeffrey O. Nyweide  ("Nyweide"),  Chief Financial  Officer
and Executive Vice President Corporate Development of the Company,  entered into an  amendment  to  Mr.  Nyweide's  Agreement  with  the  Company  (the  "Nyweide
Amendment")  which extends the term of Mr. Nyweide's  agreement  through January
31, 2010. A copy of the Nyweide  Amendment is attached  hereto as Exhibit  10.2.
The foregoing  descriptions of the Schiller  Amendment and the Nyweide Amendment
are not  complete and are  qualified in their  entirety by reference to the full text of such documents,  copies of which are filed herewith and are incorporated herein by reference.

In connection with the Schiller Amendment and the Nyweide Amendment, on December
19, 2006,  the  Compensation  Committee of the Board of Directors of the Company
adopted the 2007 Executive  Compensation  Plan and Annual Incentive Plan Targets
("2007 Executive  Compensation").  The 2007 Executive  Compensation provides for base  compensation,  performance  bonuses and long term incentives for the years ended  2007  through  2009.  The  performance  metrics  include  both an  annual incentive  plan  component  and a multi-year  incentive  plan  component and the annual  incentive plan component will be determined in the fourth quarter of the preceding  year.  The  performance  bonuses paid to Schiller and Nyweide will be paid in the form of both cash and Restricted Stock.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

         Exhibit No.                           Description
         -----------                           -----------
           10.1            Amendment  to  Employment   Agreement  of  Harvey  W.
                           Schiller with GlobalOptions  Group, Inc., dated as of
                           December 19, 2006

           10.2            Amendment  to  Agreement  of Jeffrey O.  Nyweide with
                           GlobalOptions  Group,  Inc., dated as of December 19,
                           2006

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2006                 GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

         Exhibit No.                           Description
         -----------                           -----------
           10.1            Amendment  to  Employment   Agreement  of  Harvey  W.
                           Schiller with GlobalOptions  Group, Inc., dated as of
                           December 19, 2006

           10.2            Amendment  to  Agreement  of Jeffrey O.  Nyweide with
                           GlobalOptions  Group,  Inc., dated as of December 19,
                           2006